SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  October 1, 2004


                           SUNRISE U.S.A. INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


State of Nevada                                          33-1041835
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(State or other jurisdiction of                      (I.R.S. Employer
Incorporation or organization)                     Identification No.)


3928 Bowdoin Street Des Moines, IA                          50313
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(Address of Principal Executive Offices)                 (Zip Code)


Issuer's telephone number (515) 288-1042



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(Former Name or Former Address, If Changed Since Last Report)

Item 4.01.  Changes in Registrant's Certifying Accountant.
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Comiskey & Company  ("Comiskey") has informed Sunrise U.S.A.  Incorporated  (the
"Company") that it resigned as the Company's principal accountants effective October 1, 2004.

Comiskey's audit reports on the Company's financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope. The audit reports were qualified as to uncertainty as to the Company continuing as a going concern.

During the Company's two most recent fiscal years ended December 31, 2003 and the subsequent interim period through the date of Comiskey's resignation, (i) there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Comiskey's satisfaction, would have caused Comiskey to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Comiskey with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested the Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of Comiskey's letter to the Securities and Exchange Commission.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits

       16.1 Letter from Comiskey & Company to the Securities and Exchange Commission dated October 7, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise U.S.A. Incorporated


By:  /s/ OMAR BARRIENTOS
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Omar Barrientos
Chairman, President and
Chief Executive Officer

Dated:   October 7, 2004